THE FRANCE GROWTH FUND, INC.
------------------------------------------------------------

Jean A. Arvis                   Chairman of the Board of Directors
Thomas C. Barry                 Director
Walter J.P. Curley              Director
Pierre H.R. Daviron             Director
Michel Longchampt               Director
Gregory L. Melville             Director
Michel A. Rapaccioli            Director
Jacques Regniez                 Director
Moritz Sell                     Director
John W. Spurdle, Jr.            Director
Bernard Chauvel                 President and Director
Frederick J. Schmidt            Vice President and Treasurer
Steven M. Cancro                Vice President and Secretary

INVESTMENT ADVISER
------------------------------------------------------------
Indocam International Investment Services
90, boulevard Pasteur
75015 Paris, France

ADMINISTRATOR
------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIANS
------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Credit Agricole Indosuez
9, Quai du President Paul Doumer
92400 Courbevoie, France

SHAREHOLDER SERVICING AGENT
------------------------------------------------------------
PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

COUNSEL
------------------------------------------------------------
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


[INDOCAM INTERNATIONAL INVESTMENT SERVICES LOGO]        [FRF LISTED NYSE LOGO]



[FRANCE GROWTH FUND LOGO]

                                THE
                     -----------------------------------------------------------
                                FRANCE
                     -----------------------------------------------------------
                                GROWTH
                     -----------------------------------------------------------
                                FUND, INC.
                     -----------------------------------------------------------

 SEMI-ANNUAL REPORT FOR
 THE SIX MONTHS ENDED
 JUNE 30, 2000


[PHOTOGRAPH OF TELEVISION SET WITH FOOTBALL GAME; THOMSON MULTI MEDIA LOGO]

Cover photo: Thomson Multimedia is one of The France Growth Fund's portfolio investments and is listed on the Paris Bourse and the New York Stock Exchanges. The Company engineers, manufactures and markets display components and consumer products such as televisions, VCRs, audio systems, digital decoders, DVD players and professional video equipment under the popular RCA and THOMSON brand names. Thomson Multimedia is the parent company of the U.S. based Thomson Consumer Electronics, Inc.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company the shares of which trade on the New York Stock Exchange ("NYSE"). The Fund's objective is long-term capital appreciation through investments primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

Indocam International Investment Services ("IIIS" or the "Investment Adviser") is the Fund's investment adviser and manager. IIIS is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Indocam Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Indocam Asset Management, through its subsidiaries, had assets under management of approximately U.S. $145 billion at June 30, 2000.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's closing daily net asset value is available over the NASDAQ Mutual Fund Quotation Service. The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, as well as in other newspapers in tables captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, N.A. at (800) 852-4750. Please also visit the Fund's website at www.FranceGrowthFund.com for additional information about the Fund.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on April 26, 2000. Shareholders voted to: 1) re-elect Thomas C. Barry and Walter J.P. Curley and elect Gregory L. Melville and Moritz Sell, as Directors; 2) ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000; 3) approve a shareholder proposal regarding expediting the process to ensure Fund shares can trade at net asset value; and 4) approve a shareholder proposal regarding conducting a tender offer for Fund shares.

1. Election of Directors:
                                                                   For         Withheld Authority
                                                               -----------     --------------------
     John A. Bult........................................       5,138,915             97,415


                                                                   For         Withheld Authority
                                                               -----------     --------------------
     Bernard Simon-Barboux...............................       5,140,054             96,276

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION  (continued)
--------------------------------------------------------------------------------

                                                                   For         Withheld Authority
                                                               -----------     --------------------
     Thomas C. Barry.....................................      11,786,175            618,020

                                                                   For         Withheld Authority
                                                               -----------     --------------------
     Walter J.P. Curley..................................      11,784,482            619,713

                                                                   For         Withheld Authority
                                                               -----------     --------------------
     Gregory L. Melville.................................       7,167,865               0

                                                                   For         Withheld Authority
                                                               -----------     --------------------
     Moritz Sell.........................................       7,167,865               0

In addition to the elected Directors, Jean A. Arvis, Bernard Chauvel, Pierre H.R. Daviron, Michel Longchampt, Michel A. Rapaccioli, Jacques Regniez and John
W. Spurdle, Jr. continue to serve as Directors of the Fund.

     2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants:

                                                                             For         Against      Abstain
                                                                          ----------    ---------    ---------
                                                                          11,450,880      186,616      766,698

     3. A recommendation that the Board expedite measures to ensure that Fund shares trade at net asset value:

                                                                             For         Against      Abstain
                                                                          ----------    ---------    ---------
                                                                           7,584,913    3,081,329      308,701

     4. A recommendation to conduct a limited tender offer for Fund shares:

                                                                             For         Against      Abstain
                                                                          ----------    ---------    ---------
                                                                           7,501,170    3,165,908      307,866

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PNC Bank, N.A. (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION  (continued)
--------------------------------------------------------------------------------
in writing c/o PNC Bank, N.A., Dividend Agent for the Fund, P.O. Box 8905, Wilmington, Delaware 19809.

STOCK REPURCHASE PROGRAM

The Board of Directors has adopted a stock repurchase program pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% per annum of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. During the six months ended June 30, 2000, the Fund repurchased 60,000 shares of its Common Stock. Since commencement of the repurchase program on November 22, 1999 through June 30, 2000, the Fund has repurchased 125,333 shares of its Common Stock.

THE TAX-ADVANTAGED MANAGED DISTRIBUTION PLAN

The Board of Directors of the Fund has adopted a tax-advantaged managed distribution plan (the "Distribution Plan") designed to address the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan takes into account the Fund's current significant unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets determined as of the end of the prior calendar year. To the extent possible, the distribution will be funded by the realization of long-term capital gains. In adverse market conditions, a distribution could constitute a return of capital. The Distribution Plan will remain in effect until at least the year 2001, subject to reconsideration by the Board only in the event of a major market decline.

VOLUNTARY ADVISORY FEE WAIVER

The Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount. The advisory fee will not be increased to the extent the Fund's shares trade at a premium to net asset value.

AMENDMENT TO BY-LAWS

     In June, the Board of Directors adopted several amendments to the Fund's By-Laws to reflect recent changes in Maryland law. The advance notice provisions in the By-Laws have been changed so that shareholders are now required to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the By-Laws. The advance notice provisions were amended to provide the Fund and its directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION  (concluded)
--------------------------------------------------------------------------------

statement to shareholders. Other amendments set forth the procedures which must be followed in order for a shareholder to call a special meeting of shareholders, increase the percentage of votes required to call a special meeting and enhance the Board's ability to fill vacancies on the Board of Directors. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the By-Laws.

OTHER INFORMATION

Since December 31, 1999, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) material changes in the principal risk factors associated with investment in the Fund, and (iii) change in the persons primarily responsible for the day-to-day management of the Fund.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

From the commencement of investment operations of the France Growth Fund, Inc. (the "Fund") on May 18, 1990 through June 30, 2000, the Fund recorded a return (including dividends) of 339.39% on a euro basis. For the same period, the Societe de Bourse Francaise 120 Index (the "SBF 120 Index") posted a return (excluding dividends) of 215.64%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by approximately 123.75%.

On a US dollar basis, the Fund reported a net asset value return of 255.08% (including dividends) from the commencement of investment operations through June 30, 2000. For the same period, the SBF 120 Index recorded a return (excluding dividends) of approximately 155.07%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by approximately 100.01% since the beginning of operations.

For the six months ended June 30, 2000, the Fund reported a net asset value return of 4.59% on a euro basis (-1.00% in US dollar terms) underperforming the SBF 120 Index by 2.79% on a euro basis (2.64% in US dollar terms).

The euro's weakness against the dollar has significantly reduced the overall increase in the Fund's net asset value, as the Fund returned a mixed performance relative to the French stock market during the first half of 2000. Excellent absolute and relative performances were posted for the first quarter of 2000 before the Fund lost slightly more than these gains during the second quarter. The Fund's investment strategy has been based on market increases so the consolidation that began during the two first weeks of March 2000 was unanticipated.

The sector rotation that occurred during mid-March 2000 began in a market that had turned less liquid proving to be very difficult to work with and quite listless. From this point of view, the sale of L'Oreal shares at the beginning of 2000 has, for the time being, proven to be quite expensive.

The Fund's overweighted services sector was a major disappointment during the first half of 2000. The most notable disappointments were in information technology services companies, web agencies and video game companies. Reasons for pronounced declines by ATOS SA, Cap Gemini SA, UBI Soft Entertainment SA and Infogrammes are now well known and include order-taking delays related to the Year 2000 changeover as well as other technological transitions, all of which contributed to mediocre earnings. In our opinion, many of these factors have now been priced into the market and the work we have performed in terms of meeting management teams in the sector has helped us to review our analyses and adjust our positions. As a result, we should be able to create value during the second half of 2000.

At June 30, 2000 the net asset value per share of the Fund was US $16.86 down from US $18.13 at December 31, 1999. Under the Tax-Advantaged Managed Distribution Plan, the Fund makes quarterly

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

distributions from realized long-term capital gains in an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets as of the end of the prior fiscal year.

The market price at June 30, 2000 of US $15.00 was also down from the market price of the Fund of US $15.3125 at December 31, 1999. The discount to net asset value was 11.0% at June 30, 2000 and ranged between 9.6% and 19.8% during the first half of 2000.

ECONOMIC AND FINANCIAL OVERVIEW

French economic data has provided a steady flow of excellent economic news:

While the household and business confidence indicators are at all-time highs, nothing in recently released data suggests that this trend is drawing near its end. The origin of this fantastic surge lies in the impressive improvement in the labor market. Wage employment during the last twelve months grew by 500,000 jobs. The increase in employment contributed to an acceleration in the declining unemployment rate. With the goal of a 10% unemployment rate having been met and surpassed during the spring, France is now aiming towards an unemployment rate of less than 9.5% by the end of 2000.


     [LINE GRAPH]- UNEMPLOYMENT RATE AND HOUSEHOLD CONFIDENCE

                French Household           French Unemployment Rate
                Confidence Indicator

     12/15/90                    -26                            8.9
     01/15/91                    -29                            8.9
     02/15/91                    -28                              9
     03/15/91                    -18                            9.1
     04/15/91                    -22                            9.2
     05/15/91                    -21                            9.3
     06/15/91                    -24                            9.4
     07/15/91                    -27                            9.6
     08/15/91                    -27                            9.6
     09/15/91                    -26                            9.7
     10/15/91                    -30                            9.8
     11/15/91                    -31                            9.9
     12/15/91                    -33                            9.9
     01/15/92                    -30                             10
     02/15/92                    -28                           10.1
     03/15/92                    -25                           10.1
     04/15/92                    -24                           10.2
     05/15/92                    -22                           10.3
     06/15/92                    -25                           10.4
     07/15/92                    -29                           10.4
     08/15/92                    -28                           10.5
     09/15/92                    -27                           10.5
     10/15/92                    -28                           10.6
     11/15/92                    -30                           10.8
     12/15/92                    -33                           10.9
     01/15/93                    -33                             11
     02/15/93                    -31                           11.1
     03/15/93                    -29                           11.3
     04/15/93                    -24                           11.4
     05/15/93                    -31                           11.5
     06/15/93                    -31                           11.7
     07/15/93                    -36                           11.9
     08/15/93                    -34                           11.9
     09/15/93                    -33                             12
     10/15/93                    -36                           12.2
     11/15/93                    -34                           12.3
     12/15/93                    -33                           12.4
     01/15/94                    -29                           12.4
     02/15/94                    -28                           12.4
     03/15/94                    -25                           12.5
     04/15/94                    -22                           12.5
     05/15/94                    -17                           12.5
     06/15/94                    -18                           12.4
     07/15/94                    -20                           12.3
     08/15/94                    -18                           12.2
     09/15/94                    -15                           12.1
     10/15/94                    -19                             12
     11/15/94                    -22                           11.9
     12/15/94                    -20                           11.9
     01/15/95                    -21                           11.8
     02/15/95                    -21                           11.8
     03/15/95                    -20                           11.8
     04/15/95                    -18                           11.6
     05/15/95                    -13                           11.6
     06/15/95                    -11                           11.5
     07/15/95                    -16                           11.4
     08/15/95                    -21                           11.4
     09/15/95                    -26                           11.5
     10/15/95                    -33                           11.5
     11/15/95                    -37                           11.6
     12/15/95                    -42                           11.7
     01/15/96                    -36                           11.9
     02/15/96                    -35                           12.1
     03/15/96                    -32                           12.3
     04/15/96                    -33                           12.3
     05/15/96                    -32                           12.3
     06/15/96                    -33                           12.4
     07/15/96                    -35                           12.4
     08/15/96                    -35                           12.4
     09/15/96                    -35                           12.5
     10/15/96                    -37                           12.5
     11/15/96                    -38                           12.5
     12/15/96                    -35                           12.5
     01/15/97                    -32                           12.5
     02/15/97                    -30                           12.5
     03/15/97                    -31                           12.5
     04/15/97                    -29                           12.5
     05/15/97                    -28                           12.5
     06/15/97                    -19                           12.6
     07/15/97                    -21                           12.5
     08/15/97                    -20                           12.5
     09/15/97                    -18                           12.5
     10/15/97                    -22                           12.5
     11/15/97                    -25                           12.4
     12/15/97                    -24                           12.3
     01/15/98                    -27                           12.2
     02/15/98                    -24                           12.1
     03/15/98                    -17                             12
     04/15/98                    -18                           11.9
     05/15/98                    -12                           11.9
     06/15/98                    -12                           11.8
     07/15/98                     -7                           11.7
     08/15/98                     -7                           11.9
     09/15/98                     -7                           11.8
     10/15/98                    -11                           11.7
     11/15/98                    -14                           11.7
     12/15/98                    -15                           11.6
     01/15/99                    -10                           11.5
     02/15/99                     -9                           11.5
     03/15/99                     -9                           11.4
     04/15/99                    -11                           11.4
     05/15/99                     -9                           11.4
     06/15/99                     -7                           11.3
     07/15/99                     -5                           11.2
     08/15/99                     -4                           11.3
     09/15/99                     -3                           11.1
     10/15/99                     -4                             11
     11/15/99                     -3                           10.9
     12/15/99                     -6                           10.6
     01/15/00                     -4                           10.5
     02/15/00                     -4                           10.2
     03/15/00                     -2                             10
     04/15/00                      1                            9.9
     05/15/00                      2                            9.8
     06/15/00                      4                            9.6

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

Currently, the services sector has been creating the most jobs; however, very recently, recovery in the construction sector has also started leading to new jobs. The implementation of the 35-hour work week has provided an opportunity to improve productivity in many cases. Nevertheless, agreements signed between unions and employers are beginning to create new jobs as well. The improvement in the labor market is a huge support for household consumption with its indicator soaring to all-time highs. Household spending has primarily focused on durable goods, new cars and household appliances.

Exports have surged since the beginning of 2000, up 9% in volume terms. External demand has been very stable in the United States and in Asian emerging countries and is increasing in continental Europe (Germany and Italy). The euro's weakness against the dollar in 1999 and 2000 has stimulated European competitiveness. The trade surplus remains at a high level, approximately 100 billion euros per year. The euro's competitiveness has significantly fueled the recovery in industrial production.


     [LINE GRAPH- HOUSEHOLD CONSUMPTION AS A MAIN DRIVER OF FRENCH GROWTH]


           French Household Consumption    French Industrial Production
           Expenditure (in millions of     (100=January 1990)
           euros)
Q4 90                            157478                            97.3
Q1 91                            157740                            96.9
Q2 91                            157787                            97.2
Q3 91                            158354                            96.7
Q4 91                            159237                            97.8
Q1 92                            159045                            97.8
Q2 92                            158723                              97
Q3 92                            159700                            96.1
Q4 92                            159810                            95.1
Q1 93                            158130                            94.3
Q2 93                            159429                            93.3
Q3 93                            158287                            93.2
Q4 93                            159792                            93.9
Q1 94                            159060                            94.8
Q2 94                            159361                            96.9
Q3 94                            160802                            98.5
Q4 94                            160139                            99.8
Q1 95                            161357                            99.9
Q2 95                            163289                           100.3
Q3 95                            162435                           100.6
Q4 95                            162350                            99.1
Q1 96                            165104                            99.8
Q2 96                            163945                           100.4
Q3 96                            165409                           100.5
Q4 96                            163225                           100.9
Q1 97                            163391                           100.8
Q2 97                            163626                           103.1
Q3 97                            164521                             105
Q4 97                            166587                           106.5
Q1 98                            167913                           107.8
Q2 98                            170015                           108.9
Q3 98                            170998                           108.8
Q4 98                            172014                             109
Q1 99                            172522                           109.4
Q2 99                            173297                           110.3
Q3 99                            174891                           111.9
Q4 99                            175926                           113.4
Q1 00                            177437                           114.3
Q2 00

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

     [LINE GRAPH- WEAK EURO BOOSTING CORPORATE COMPETITIVENESS AND MARGINS]

             The Euro Currency Versus the US Dollar
Dec-97    1.0909           Jan-99    1.1715           Jan-00    1.0266
Jan-98    1.0909           Jan-99     1.182           Jan-00    1.0312
Jan-98    1.0863           Jan-99    1.1768           Jan-00    1.0318
Jan-98    1.0738           Jan-99     1.161           Jan-00    1.0325
Jan-98    1.0699           Jan-99    1.1715           Jan-00    1.0292
Jan-98    1.0731           Jan-99    1.1578           Jan-00    1.0259
Jan-98    1.0764           Jan-99    1.1499           Jan-00    1.0331
Jan-98    1.0751           Jan-99    1.1565           Jan-00    1.0312
Jan-98    1.0751           Jan-99    1.1663           Jan-00    1.0259
Jan-98    1.0764           Jan-99    1.1702           Jan-00    1.0141
Jan-98    1.0751           Jan-99    1.1565           Jan-00    1.0115
Jan-98    1.0692           Jan-99    1.1597           Jan-00    1.0135
Jan-98    1.0686           Jan-99    1.1604           Jan-00    1.0128
Jan-98    1.0672           Jan-99    1.1565           Jan-00    1.0174
Jan-98    1.0653           Jan-99    1.1597           Jan-00    1.0082
Jan-98    1.0764           Jan-99    1.1591           Jan-00    1.0095
Jan-98     1.085           Jan-99    1.1551           Jan-00     1.001
Jan-98     1.102           Jan-99    1.1558           Jan-00    1.0016
Jan-98    1.0915           Jan-99     1.144           Jan-00    0.9885
Jan-98    1.0968           Jan-99    1.1414           Jan-00    0.9754
Jan-98    1.0797           Jan-99    1.1361           Jan-00    0.9702
Jan-98    1.0712           Feb-99    1.1302           Feb-00    0.9715
Jan-98    1.0692           Feb-99    1.1341           Feb-00    0.9767
Feb-98    1.0758           Feb-99    1.1302           Feb-00    0.9905
Feb-98    1.0804           Feb-99    1.1335           Feb-00    0.9826
Feb-98    1.0863           Feb-99    1.1263           Feb-00    0.9807
Feb-98    1.0954           Feb-99    1.1328           Feb-00    0.9866
Feb-98     1.083           Feb-99    1.1302           Feb-00    0.9931
Feb-98    1.0777           Feb-99    1.1328           Feb-00    0.9846
  2/98    1.0823           Feb-99     1.123           Feb-00    0.9866
Feb-98    1.0764           Feb-99    1.1289           Feb-00    0.9793
Feb-98    1.0817           Feb-99    1.1289           Feb-00    0.9813
Feb-98    1.0764           Feb-99    1.1204           Feb-00    0.9866
Feb-98    1.0764           Feb-99     1.125           Feb-00    0.9885
Feb-98    1.0718           Feb-99    1.1197           Feb-00    0.9852
Feb-98    1.0745           Feb-99    1.1066           Feb-00    0.9852
Feb-98    1.0777           Feb-99    1.1033           Feb-00     1.003
Feb-98    1.0745           Feb-99    1.1007           Feb-00     1.003
Feb-98    1.0902           Feb-99       1.1           Feb-00    0.9931
Feb-98    1.0889           Feb-99     1.104           Feb-00    0.9741
Feb-98    1.0764           Feb-99    1.1027           Feb-00    0.9721
Feb-98    1.0784           Mar-99    1.0895           Feb-00    0.9656
Feb-98    1.0771           Mar-99    1.0935           Mar-00    0.9728
Mar-98    1.0784           Mar-99    1.0889           Mar-00    0.9649
  3/98    1.0804           Mar-99     1.081           Mar-00     0.961
  3/98    1.0751           Mar-99     1.083           Mar-00     0.959
  3/98    1.0672           Mar-99    1.0882           Mar-00    0.9597
  3/98    1.0672           Mar-99    1.0889           Mar-00     0.961
  3/98    1.0705           Mar-99    1.0948           Mar-00    0.9662
Mar-98    1.0692           Mar-99    1.1033           Mar-00    0.9636
Mar-98    1.0666           Mar-99    1.0915           Mar-00    0.9649
Mar-98    1.0705           Mar-99    1.0935           Mar-00    0.9675
  3/98    1.0764           Mar-99    1.0994           Mar-00    0.9682
  3/98    1.0758           Mar-99    1.0994           Mar-00    0.9715
  3/98    1.0758           Mar-99    1.0974           Mar-00    0.9721
  3/98    1.0718           Mar-99    1.0895           Mar-00    0.9728
  3/98    1.0705           Mar-99    1.0909           Mar-00    0.9643
  3/98    1.0692           Mar-99    1.0915           Mar-00     0.961
  3/98    1.0718           Mar-99    1.0882           Mar-00    0.9715
  3/98    1.0705           Mar-99    1.0836           Mar-00    0.9774
  3/98    1.0712           Mar-99    1.0771           Mar-00    0.9669
  3/98    1.0751           Mar-99    1.0735           Mar-00    0.9603
  3/98    1.0712           Mar-99    1.0718           Mar-00    0.9518
  3/98      1.06           Mar-99     1.077           Mar-00    0.9609
  3/98    1.0587           Apr-99     1.079           Mar-00    0.9557
Apr-98    1.0561           Apr-99    1.0784           Apr-00     0.957
Apr-98    1.0554           Apr-99    1.0712           Apr-00    0.9623
Apr-98    1.0594           Apr-99     1.085           Apr-00    0.9649
Apr-98    1.0633           Apr-99    1.0777           Apr-00    0.9584
Apr-98    1.0646           Apr-99    1.0751           Apr-00    0.9544
Apr-98    1.0784           Apr-99    1.0797           Apr-00    0.9623
Apr-98    1.0731           Apr-99     1.081           Apr-00     0.959
Apr-98    1.0731           Apr-99    1.0777           Apr-00    0.9584
Apr-98    1.0731           Apr-99    1.0804           Apr-00    0.9544
Apr-98    1.0863           Apr-99    1.0705           Apr-00     0.961
Apr-98    1.0869           Apr-99    1.0699           Apr-00    0.9524
Apr-98    1.0843           Apr-99    1.0666           Apr-00    0.9475
Apr-98    1.0823           Apr-99    1.0633           Apr-00    0.9406
Apr-98    1.0863           Apr-99    1.0607           Apr-00    0.9375
Apr-98    1.0961           Apr-99     1.064           Apr-00     0.938
Apr-98    1.0909           Apr-99    1.0613           Apr-00    0.9374
Apr-98    1.0909           Apr-99    1.0587           Apr-00    0.9216
Apr-98    1.0922           Apr-99    1.0666           Apr-00    0.9236
Apr-98    1.0941           Apr-99     1.064           Apr-00    0.9098
Apr-98    1.0909           Apr-99    1.0594           Apr-00    0.9118
Apr-98    1.0895           Apr-99    1.0581           May-00    0.9157
Apr-98    1.0895           May-99    1.0574           May-00    0.9085
May-98    1.0974           May-99    1.0627           May-00    0.8954
May-98    1.0994           May-99    1.0758           May-00    0.8901
May-98    1.1066           May-99    1.0804           May-00    0.8973
May-98    1.1027           May-99    1.0764           May-00     0.898
May-98    1.1066           May-99    1.0784           May-00    0.9078
May-98    1.1053           May-99    1.0718           May-00    0.9065
May-98    1.1007           May-99    1.0653           May-00    0.9013
May-98     1.102           May-99    1.0666           May-00     0.919
May-98    1.0994           May-99    1.0666           May-00    0.9118
May-98    1.0994           May-99    1.0672           May-00    0.9006
May-98    1.0961           May-99    1.0679           May-00    0.8947
May-98    1.0954           May-99    1.0659           May-00    0.8941
May-98    1.0968           May-99    1.0627           May-00    0.8993
May-98    1.1046           May-99    1.0579           May-00    0.9033
May-98    1.1132           May-99      1.06           May-00    0.9065
May-98    1.1125           May-99    1.0613           May-00    0.9059
May-98    1.1125           May-99    1.0456           May-00    0.9124
May-98    1.1046           May-99    1.0436           May-00    0.9315
May-98    1.0974           May-99    1.0423           May-00    0.9315
May-98    1.0987           May-99    1.0423           May-00    0.9301
May-98    1.0948           Jun-99    1.0449           May-00    0.9378
Jun-98       1.1           Jun-99    1.0358           Jun-00    0.9321
Jun-98    1.0987           Jun-99    1.0325           Jun-00    0.9439
Jun-98    1.1053           Jun-99    1.0377           Jun-00    0.9485
Jun-98    1.1079           Jun-99    1.0292           Jun-00    0.9538
Jun-98    1.1027           Jun-99    1.0463           Jun-00    0.9623
Jun-98    1.0994           Jun-99    1.0476           Jun-00    0.9564
Jun-98    1.0987           Jun-99    1.0482           Jun-00    0.9531
Jun-98    1.0895           Jun-99    1.0528           Jun-00    0.9531
Jun-98    1.0817           Jun-99    1.0423           Jun-00     0.961
Jun-98    1.0836           Jun-99     1.043           Jun-00    0.9577
Jun-98     1.081           Jun-99    1.0305           Jun-00    0.9538
Jun-98    1.0876           Jun-99    1.0338           Jun-00    0.9649
Jun-98    1.0948           Jun-99     1.039           Jun-00     0.961
Jun-98    1.0902           Jun-99    1.0351           Jun-00    0.9557
Jun-98    1.0941           Jun-99    1.0325           Jun-00    0.9459
Jun-98    1.0909           Jun-99    1.0331           Jun-00    0.9406
Jun-98    1.0856           Jun-99    1.0417           Jun-00    0.9367
Jun-98     1.085           Jun-99     1.043           Jun-00    0.9387
Jun-98    1.0882           Jun-99    1.0351           Jun-00    0.9446
Jun-98     1.081           Jun-99    1.0331           Jun-00    0.9446
Jun-98     1.081           Jun-99    1.0344           Jun-00    0.9511
Jun-98    1.0817           Jul-99    1.0233           Jun-00    0.9544
Jul-98    1.0764           Jul-99    1.0239           Jul-00    0.9524
Jul-98    1.0745           Jul-99    1.0239           Jul-00    0.9505
Jul-98    1.0745           Jul-99    1.0239           Jul-00    0.9544
Jul-98    1.0797           Jul-99     1.022           Jul-00    0.9531
Jul-98     1.079           Jul-99     1.022           Jul-00    0.9472
Jul-98    1.0764           Jul-99     1.018           Jul-00    0.9524
Jul-98    1.0699           Jul-99    1.0148           Jul-00    0.9498
Jul-98    1.0771           Jul-99    1.0174           Jul-00      0.94
Jul-98    1.0869           Jul-99    1.0207           Jul-00    0.9347
Jul-98    1.0843           Jul-99    1.0194           Jul-00    0.9374
Jul-98    1.0876           Jul-99      1.02           Jul-00    0.9347
Jul-98    1.0954           Jul-99    1.0299           Jul-00    0.9328
Jul-98    1.0994           Jul-99     1.041           Jul-00    0.9236
Jul-98    1.0981           Jul-99    1.0535           Jul-00    0.9295
Jul-98    1.0948           Jul-99    1.0515           Jul-00    0.9374
Jul-98    1.0961           Jul-99    1.0502           Jul-00    0.9321
Jul-98    1.0954           Jul-99    1.0653           Jul-00    0.9387
Jul-98    1.0994           Jul-99    1.0624           Jul-00    0.9413
Jul-98    1.0941           Jul-99    1.0666           Jul-00    0.9334
Jul-98    1.1046           Jul-99    1.0725           Jul-00    0.9236
Jul-98     1.104           Jul-99    1.0712           Jul-00    0.9275
Jul-98    1.0987           Aug-99    1.0699           Aug-00    0.9157
Jul-98    1.1014           Aug-99    1.0679           Aug-00    0.9137
Aug-98    1.0968           Aug-99    1.0777           Aug-00    0.9137
Aug-98     1.104           Aug-99    1.0758
Aug-98    1.1053           Aug-99    1.0758
Aug-98     1.104           Aug-99    1.0718
Aug-98    1.0994           Aug-99    1.0712
Aug-98    1.1014           Aug-99    1.0653
Aug-98    1.0981           Aug-99    1.0666
Aug-98    1.0954           Aug-99    1.0567
Aug-98    1.0961           Aug-99    1.0574
Aug-98    1.0863           Aug-99    1.0515
Aug-98    1.0909           Aug-99    1.0522
Aug-98    1.0863           Aug-99     1.064
Aug-98    1.0882           Aug-99    1.0672
Aug-98    1.0876           Aug-99    1.0495
Aug-98    1.0882           Aug-99    1.0541
Aug-98    1.0902           Aug-99    1.0417
Aug-98    1.0869           Aug-99    1.0449
Aug-98    1.0869           Aug-99    1.0463
Aug-98    1.0889           Aug-99    1.0493
Aug-98    1.1125           Aug-99    1.0574
Aug-98    1.1164           Sep-99    1.0581
Sep-98    1.1171           Sep-99    1.0692
Sep-98    1.1184           Sep-99    1.0613
Sep-98    1.1315           Sep-99    1.0613
Sep-98    1.1302           Sep-99    1.0587
Sep-98    1.1302           Sep-99      1.06
Sep-98    1.1322           Sep-99    1.0541
Sep-98    1.1368           Sep-99    1.0371
Sep-98     1.161           Sep-99    1.0423
Sep-98    1.1551           Sep-99    1.0351
Sep-98    1.1525           Sep-99     1.041
Sep-98    1.1565           Sep-99    1.0364
Sep-98    1.1545           Sep-99    1.0417
Sep-98    1.1525           Sep-99    1.0358
Sep-98    1.1538           Sep-99    1.0495
Sep-98    1.1571           Sep-99    1.0443
Sep-98    1.1624           Sep-99    1.0502
Sep-98    1.1656           Sep-99    1.0449
Sep-98    1.1683           Sep-99    1.0463
Sep-98     1.165           Sep-99    1.0528
Sep-98    1.1676           Sep-99    1.0646
Sep-98    1.1689           Sep-99    1.0692
Sep-98    1.1722           Oct-99    1.0725
Oct-98    1.1873           Oct-99    1.0738
Oct-98    1.1873           Oct-99    1.0738
Oct-98    1.1965           Oct-99    1.0686
Oct-98    1.2011           Oct-99    1.0712
Oct-98    1.2102           Oct-99    1.0627
Oct-98    1.1971           Oct-99    1.0627
Oct-98    1.1945           Oct-99    1.0764
Oct-98     1.184           Oct-99     1.081
 10/98    1.1978           Oct-99    1.0777
 10/98    1.1932           Oct-99    1.0895
 10/98    1.2096           Oct-99    1.0823
 10/98    1.2089           Oct-99     1.083
 10/98    1.1997           Oct-99    1.0745
 10/98    1.1938           Oct-99    1.0804
 10/98    1.1847           Oct-99    1.0692
 10/98    1.1952           Oct-99    1.0672
 10/98    1.1945           Oct-99    1.0594
 10/98    1.1768           Oct-99    1.0508
 10/98    1.1827           Oct-99    1.0515
 10/98     1.182           Oct-99    1.0548
 10/98    1.1833           Nov-99    1.0516
 10/98    1.1827           Nov-99    1.0522
Nov-98    1.1827           Nov-99    1.0482
Nov-98    1.1794           Nov-99    1.0377
Nov-98    1.1729           Nov-99    1.0417
Nov-98    1.1781           Nov-99     1.039
Nov-98    1.1689           Nov-99    1.0403
Nov-98    1.1591           Nov-99    1.0449
Nov-98    1.1624           Nov-99    1.0403
Nov-98    1.1663           Nov-99    1.0318
Nov-98     1.161           Nov-99    1.0331
 11/98     1.161           Nov-99    1.0318
 11/98    1.1722           Nov-99     1.041
 11/98    1.1715           Nov-99    1.0299
 11/98    1.1676           Nov-99    1.0305
 11/98    1.1604           Nov-99    1.0318
 11/98    1.1558           Nov-99    1.0279
 11/98    1.1486           Nov-99    1.0187
 11/98    1.1479           Nov-99    1.0187
 11/98    1.1486           Nov-99    1.0154
 11/98    1.1486           Nov-99    1.0102
 11/98     1.142           Nov-99    1.0089
 11/98    1.1551           Dec-99    1.0082
Dec-98    1.1617           Dec-99    1.0016
Dec-98    1.1702           Dec-99    1.0023
Dec-98    1.1715           Dec-99    1.0226
Dec-98    1.1669           Dec-99    1.0253
Dec-98    1.1637           Dec-99    1.0279
Dec-98    1.1735           Dec-99    1.0207
Dec-98    1.1722           Dec-99    1.0128
Dec-98     1.184           Dec-99    1.0141
 12/98    1.1866           Dec-99    1.0043
 12/98    1.1788           Dec-99    1.0062
 12/98    1.1689           Dec-99    1.0167
 12/98    1.1729           Dec-99    1.0089
 12/98    1.1748           Dec-99    1.0141
 12/98    1.1709           Dec-99    1.0102
 12/98    1.1702           Dec-99    1.0095
 12/98    1.1683           Dec-99    1.0154
 12/98     1.163           Dec-99    1.0154
 12/98    1.1669           Dec-99    1.0135
 12/98    1.1696           Dec-99    1.0069
 12/98     1.165           Dec-99    1.0049
                           Dec-99    1.0075
                           Dec-99    1.0069



Business investment, up 7.7% in 1999, will continue to grow robustly this year. Relentless competition and technical progress are resulting in a constant modernization of capital goods primarily in the information technology and communications sectors. Although France, like Europe as a whole, admittedly lags behind the United States with regard to the development of the information and communications sectors (i.e., telecommunications, information technology, communications and electronics), there has been a marked acceleration under way for more than two years. Since early 2000, more than one new company out of twenty has emerged from one of these sectors. In France, there are now approximately 6 million internet users with 23% of households owning a computer. This trend stems primarily from the internet phenomenon as well as from the introduction of new, attractive, high technology goods (mobile telephones, micro-computers, digital television and DVD players).

Telecommunications industries have also benefited from the red-hot growth in mobile telephones. The number of French mobile phone subscribers has lifted the ownership rate of equipment to 35% with an annual growth rate at a still impressive 12%.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

In summary, the prospect of the French gross domestic product ("GDP") growing 3.7% this year is turning out to be a very realistic estimate.

The government budget deficit is benefiting from the above factors so tax receipts are surprisingly good. Thus, the government now enjoys more room for budgetary maneuvers. During the first half of 2000, the government decided to cut taxes by an additional 40 billion french francs, in addition to a 39 billion french franc tax cut already decided in September 1999. Undoubtedly, the recent implementation of tax reforms in Germany will trigger a positive discussion in the budget debate for fiscal year 2001 in France.


       [BAR GRAPH- EXTERNAL DEMAND HAS REBOUNDED SINCE THE ASIAN CRISIS]

           Q4 91               -1527.7 Q4 91              56173
           Q1 92                  -468 Q1 92              57702
           Q2 92                   604 Q2 92              58400
           Q3 92                -161.9 Q3 92              57362
           Q4 92                -229.4 Q4 92              55610
           Q1 93                 931.3 Q1 93              57320
           Q2 93                2109.3 Q2 93              55690
           Q3 93                2691.9 Q3 93              57017
           Q4 93                2450.5 Q4 93              58904
           Q1 94                 963.3 Q1 94              58309
           Q2 94                1828.6 Q2 94              61046
           Q3 94                  1825 Q3 94              62383
           Q4 94                2067.8 Q4 94              65345
           Q1 95                2283.7 Q1 95              66664
           Q2 95                  2698 Q2 95              67342
           Q3 95                1408.5 Q3 95              66375
           Q4 95                1897.4 Q4 95              66016
           Q1 96                2564.3 Q1 96              67924
           Q2 96                2148.9 Q2 96              67592
           Q3 96                3383.6 Q3 96              68757
           Q4 96                3093.5 Q4 96              70373
           Q1 97                4856.1 Q1 97              72887
           Q2 97                6605.3 Q2 97              75873
           Q3 97                6303.9 Q3 97              78299
           Q4 97                6018.2 Q4 97              80689
           Q1 98                5847.2 Q1 98              82428
           Q2 98                5641.5 Q2 98              83261
           Q3 98                5586.3 Q3 98              83528
           Q4 98                4619.1 Q4 98              82337
           Q1 99                4370.1 Q1 99              82156
           Q2 99                4200.7 Q2 99              84373
           Q3 99                5448.1 Q3 99              88142
           Q4 99                2945.3 Q4 99              59512
           Q1 00                2080.3 Q1 00              91833
           Q2 00                       Q2 00




THE EQUITY MARKET

The first half of the year was marked by extremely abrupt market swings causing significant volatility in securities. In early 2000, the markets surged although the rise was concentrated exclusively on technology, media and telecom stocks. The rest of the market was virtually ignored which was in part reflected by a sharp fall in prices of cyclical and financial stocks. Seldom has the market posted such a highly concentrated increase with only 15% of listed stocks profiting from the bull run.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

Due to the lack of depth in the market, not only was the concentration extreme but levels of volatility also rose significantly.

          [LINE GRAPH- FRENCH EQUITY MARKET PERFORMANCE OF LARGE-CAPS]

              Large-Cap                                       Large-Cap
             Traditional                                     Traditional
              Stocks on                                       Stocks on
               SBF 120                                         SBF 120
                Index                                           Index

  12/31/99         100                              4/3/00       102.2
    1/3/00       99.57                              4/4/00      103.51
    1/4/00       95.57                              4/5/00      100.45
    1/5/00       92.38                              4/6/00      103.85
    1/6/00       91.99                              4/7/00      105.21
    1/7/00       93.62                             4/10/00       106.1
   1/10/00       95.59                             4/11/00      104.36
   1/11/00       95.04                             4/12/00      103.97
   1/12/00       94.37                             4/13/00      104.22
   1/13/00       95.24                             4/14/00      100.88
   1/14/00       97.68                             4/17/00      100.56
   1/17/00       98.59                             4/18/00         102
   1/18/00       95.89                             4/19/00      102.38
   1/19/00       95.48                             4/20/00      103.53
   1/20/00       96.43                             4/21/00      103.53
   1/21/00        95.9                             4/24/00      103.53
   1/24/00       95.86                             4/25/00      104.72
   1/25/00       94.54                             4/26/00       106.1
   1/26/00       95.44                             4/27/00      103.95
   1/27/00        96.1                             4/28/00      106.73
   1/28/00       96.71                              5/1/00      106.73
   1/31/00       95.45                              5/2/00      109.07
    2/1/00       97.09                              5/3/00      107.16
    2/2/00       99.86                              5/4/00      108.13
    2/3/00      102.97                              5/5/00      109.09
    2/4/00      104.82                              5/8/00      108.69
    2/7/00      103.71                              5/9/00      106.41
    2/8/00       105.2                             5/10/00      104.72
    2/9/00      104.84                             5/11/00      106.49
   2/10/00      103.84                             5/12/00      107.69
   2/11/00      105.24                             5/15/00      106.79
   2/14/00      105.02                             5/16/00      109.39
   2/15/00      102.34                             5/17/00      107.77
   2/16/00      101.67                             5/18/00       107.6
   2/17/00      103.31                             5/19/00      103.41
   2/18/00      101.76                             5/22/00      101.38
   2/21/00      100.06                             5/23/00      102.15
   2/22/00       99.98                             5/24/00       99.91
   2/23/00      101.28                             5/25/00      102.01
   2/24/00      102.18                             5/26/00      101.93
   2/25/00      104.02                             5/29/00      103.19
   2/28/00      102.77                             5/30/00      105.13
   2/29/00      104.19                             5/31/00      106.78
    3/1/00      105.67                              6/1/00      109.49
    3/2/00      109.04                              6/2/00      110.68
    3/3/00      109.57                              6/5/00      110.44
    3/6/00       110.4                              6/6/00      109.44
    3/7/00      108.63                              6/7/00      108.07
    3/8/00      106.96                              6/8/00      108.61
    3/9/00      108.28                              6/9/00      109.02
   3/10/00      109.65                             6/12/00      109.02
   3/13/00      106.62                             6/13/00      108.65
   3/14/00      106.77                             6/14/00      109.94
   3/15/00      104.02                             6/15/00      108.35
   3/16/00      104.62                             6/16/00      107.72
   3/17/00      105.74                             6/19/00      100.51
   3/20/00      106.75                             6/20/00      109.24
   3/21/00      105.85                             6/21/00      108.18
   3/22/00      105.19                             6/22/00      107.89
   3/23/00      104.72                             6/23/00      108.85
   3/24/00      106.24                             6/26/00      109.55
   3/27/00      108.07                             6/27/00      109.31
   3/28/00      109.33                             6/28/00      109.76
   3/29/00      108.75                             6/29/00      106.44
   3/30/00      105.28                             6/30/00      107.38
   3/31/00      105.12


At the end of the first quarter of 2000, valuations were very tight. The first signs of weakness in the Nasdaq combined with the mediocre success met by the initial public offerings ("IPOs") for World On Line and Lycos confirmed the impression that uncertainty was on the rise in the markets.

The market then suddenly switched out of new-economy stocks and into old-economy stocks. Thus, since their high on March 6, 2000, new-economy stocks have been hit with three successive correction waves. The first began just before the end of the first quarter and was based on the fact that valuations had become too speculative. The second occurred after a dramatic rebound in April when certain companies, which were operating in markets enjoying robust growth, began experiencing deteriorating profit margins. The third stemmed from concerns regarding possible interest rate hikes, seen as likely to dampen growth and therefore undermine profitability scenarios based on expectations that were deemed too optimistic at that time.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

       [LINE GRAPH- FRENCH EQUITY MARKET PERFORMANCE MID AND SMALL-CAPS]

               Mid-Cap                                         Mid-Cap
              Technology                                      Technology
               Stocks on                                       Stocks on
             Nouveau Marche                                  Nouveau Marche
                Index                                           Index

12/31/99           100                           4/3/00         163.38
1/3/00           104.4                           4/4/00          150.8
1/4/00          102.74                           4/5/00         134.96
1/5/00           94.18                           4/6/00         159.49
1/6/00           95.92                           4/7/00         169.32
1/7/00           98.82                           4/10/00        171.92
1/10/00         105.13                           4/11/00        158.49
1/11/00         105.38                           4/12/00        158.71
1/12/00          103.7                           4/13/00         153.8
1/13/00         103.91                           4/14/00        152.17
1/14/00          106.8                           4/17/00        144.81
1/17/00         112.28                           4/18/00        142.79
1/18/00         115.12                           4/19/00        144.39
1/19/00         118.29                           4/20/00        144.55
1/20/00         123.48                           4/21/00        144.55
1/21/00         124.29                           4/24/00        144.55
1/24/00         129.23                           4/25/00         142.9
1/25/00         129.87                           4/26/00        145.47
1/26/00         139.29                           4/27/00        138.74
1/27/00          139.6                           4/28/00        142.65
1/28/00         140.15                           5/1/00         142.65
1/31/00         135.55                           5/2/00         149.19
2/1/00          135.03                           5/3/00         148.44
2/2/00          136.77                           5/4/00         150.34
2/3/00          141.31                           5/5/00         152.07
2/4/00          149.78                           5/8/00         152.07
2/7/00          157.94                           5/9/00         152.87
2/8/00           163.8                           5/10/00        150.62
2/9/00          168.61                           5/11/00        149.62
2/10/00         166.77                           5/12/00        153.33
2/11/00         176.25                           5/15/00         153.1
2/14/00         185.96                           5/16/00        156.55
2/15/00         194.63                           5/17/00        156.16
2/16/00         183.83                           5/18/00         153.3
2/17/00         181.69                           5/19/00        143.73
2/18/00         189.86                           5/22/00        132.99
2/21/00         183.54                           5/23/00        132.75
2/22/00         181.19                           5/24/00        123.64
2/23/00         187.76                           5/25/00        127.33
2/24/00         201.13                           5/26/00        124.34
2/25/00         205.64                           5/29/00        126.61
2/28/00         199.99                           5/30/00        127.52
2/29/00         201.69                           5/31/00        131.22
3/1/00          211.71                           6/1/00          134.2
3/2/00          224.11                           6/2/00         141.71
3/3/00           240.2                           6/5/00         142.39
3/6/00          251.46                           6/6/00         140.22
3/7/00           246.9                           6/7/00         136.96
3/8/00           243.8                           6/8/00         139.19
3/9/00          249.84                           6/9/00         140.35
3/10/00          251.5                           6/12/00        140.35
3/13/00         237.91                           6/13/00        137.68
3/14/00         236.59                           6/14/00        138.72
3/15/00         213.39                           6/15/00        135.89
3/16/00         202.48                           6/16/00         136.4
3/17/00         213.63                           6/19/00        134.36
3/20/00         220.38                           6/20/00        133.62
3/21/00         201.38                           6/21/00        130.96
3/22/00         193.34                           6/22/00        130.01
3/23/00         182.29                           6/23/00        127.97
3/24/00          191.3                           6/26/00        128.24
3/27/00         201.92                           6/27/00        128.91
3/28/00         208.46                           6/28/00        128.15
3/29/00         205.29                           6/29/00        125.85
3/30/00         180.53                           6/30/00        125.75
3/31/00         180.93




The magnitude of the consolidation currently underway has been proportional to the speculative frenzy that preceded it. Recent news can justify some of the concerns: a slowdown in mobile telephone growth, doubts voiced by companies as to the profitability of UMTS licenses, and postponements of IPOs and meltdowns of certain flagship stocks in the Nouveau Marche.

In summary, the energy, consumer goods, banking and insurance sectors have been the winners in this highly turbulent period.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


[BAR GRAPH- SBF 250 INDEX, PERFORMANCE BY SECTOR DURING THE FIRST HALF OF 2000]

              Energy                                     21.80%
              Basic Products                            -19.70%
              Construction                              -11.00%
              Capital Goods                              15.00%
              Automobiles/Autopart Suppliers             -8.70%
              Consumer Goods                             19.10%
              Food & Beverage                             4.00%
              Retail                                    -15.70%
              Services                                    5.30%
              Real Estate                                -0.50%
              Financial Services                         11.80%
              Diversified Holdings                        5.00%



INVESTMENT STRATEGY

As early as the beginning of January 2000, we launched a process aimed at widening our investment horizon to smaller capitalization stocks. We found some of these stocks to be highly attractive. The small-cap segment offers investment opportunities both on currently undervalued securities sensitive to domestic activity as well as on young companies posting robust growth which also have exposure to the new technologies sector.

We have selected for the Fund primarily a group of stocks recording very healthy growth, holding significant competitive advantages and boosted by top-quality management teams. Most of the new stocks acquired were in the capital goods sector (Thomson Multimedia and A Novo) and the services sector (Ipsos, Consodata SA and Ilog SA).

To finance these acquisitions, we initially reduced the weighting in the financial services sector, most notably AXA SA and Societe Generale. Pressures on interest rates built up during early 2000 and the sector as a whole was affected by the potential marketing growth of all types of financial products over

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

the internet. Note also that L'Oreal is currently valued at 45 times current year's earnings with earnings growth approximately 12%. With the improvement in the economic situation, this type of growth is no longer a rare phenomenon and the current premium granted by the market could be undermined.

Trends in the markets during the second quarter of 2000 required an adjustment in our investment strategy as the Fund's portfolio had been excessively exposed to the consolidation of technology, media and telecom stocks. Thus, according to market opportunities, we have reduced our positions in the media and telecom stocks including Vivendi SA, Canal Plus, Television Francaise 1, Equant and Bouygues.

Following the sharp increase recorded on the Nouveau Marche since our first purchases, our overall exposure level was reviewed and reduced. We sold some holdings, like Europstat, Integra and Wavecom, as their valuations seemed tight as well as Titus Interactive following a surprise profit warning. The weighting of other stocks like A Novo and Avenir Telecom, was simply reduced.


        [BAR GRAPH- MAIN SHIFTS BY SECTOR DURING THE FIRST HALF OF 2000]

                Energy                         1.30%
                Basic Products                 0.70%
                Construction                  -1.40%
                Capital Goods                 -2.20%
                Consumer Goods                -1.50%
                Food & Beverage               -1.30%
                Retail                         2.80%
                Services                       1.80%
                Diversified Holdings           0.50%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

Our next purchases then switched to the retail sector. Casino Guichard Perrachon et Cie as well as Carrefour Supermarche, both less cyclical than the market average, should subsequently benefit from their status as safe-haven securities.

Similarly, we selected and reinforced our holdings in a few major defensive stocks: Sanofi Synthelabo in pharmaceuticals, Essilor International in consumer goods, Sodexho Alliance SA in services companies as well as Air Liquide. Additionally, we moved back into AXA SA and Societe Generale.

We also added to our positions in the oil sector by increasing the weight of Total Fina SA in our portfolio. Oil stocks are benefiting from a noticeably bouyant environment given high oil prices coupled with the dollar's sharp rise against the euro. A smaller company, Geophysique, was acquired in anticipation of the announcement of a recovery in oil exploration investments.



        [BAR GRAPH- OVER/UNDER ALLOCATION VS. BENCHMARK (SBF 120 INDEX)]

                Consumer Goods                          -3.70%
                Food & Beverage                         -3.00%
                Construction                            -1.20%
                Basic Products                          -0.90%
                Diversified Holdings                    -0.80%
                Financial Services                      -0.70%
                Real Estate                             -0.40%
                Automobile/Autopart Suppliers            0.10%
                Capital Goods                            0.70%
                Energy                                   1.70%
                Retail                                   3.90%
                Services                                 4.40%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

              TOP 10 HOLDINGS IN THE PORTFOLIO AS OF JUNE 30, 2000

--------------------------------------------------------------------------------
               SECURITIES                          ACTIVITY
--------------------------------------------------------------------------------
             TOTAL FINA SA                          ENERGY
           FRANCE TELECOM SA                     CAPITAL GOODS
                ALCATEL                          CAPITAL GOODS
               AVENTIS SA                       CONSUMER GOODS
                 AXA SA                       FINANCIAL SERVICES
         CARREFOUR SUPERMARCHE                      RETAIL
               VIVENDI SA                          SERVICES
           STMICROELECTRONICS                    CAPITAL GOODS
       BANQUE NATIONALE DE PARIS              FINANCIAL SERVICES
       SUEZ-LYONNAISE DES EAUX SA                  SERVICES

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

MARKET OUTLOOK


                 [TRENDS IN ANALYSTS' EARNINGS GROWTH FORECASTS
                     FOR 2000-2001 SBF 120 INDEX COMPANIES]


                  Trend of Expected 2000 EPS        Trend of Expected 2001 EPS
 Jan-99                       14.8
 Feb-99                       15.4
 Mar-99                       15.9
 Apr-99                       16.4
 May-99                       16.2
 Jun-99                         17
 Jul-99                       17.3
 Aug-99                       17.3
 Sep-99                         18
 Oct-99                       17.7
 Nov-99                       17.6
 Dec-99                       19.2
 Jan-00                       19.3                              15.8
 Feb-00                         20                              15.4
 Mar-00                       18.9                              16.3
 Apr-00                       19.2                              16.5
 May-00                       19.6                              16.7
 Jun-00                       20.2                              16.7
 Jul-00                       20.6                              16.8
 Aug-00
 Sep-00
 Oct-00


Expected earnings growth in France remains exceptionally vigorous. Among all major European indices, the French market shows the highest proportion of upward revisions of earnings estimates, as companies benefit from the vibrant domestic cyclical upturn combined with the ongoing improvement in external demand and the dollar's very high level. In France, all sectors are contributing positively to earnings growth including oil, construction, advertising, automobile and financial services.

However, the stock market has already priced in a lot of this good news and although current earnings reports confirm expectations, they are not giving rise to a fresh impetus. In fact, in quite a few cases, excellent earnings have lead to profit-taking because of the belief that earnings have peaked and future increases are becoming more uncertain.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

Still under the shock of the first half of 2000 which posted far lower performance than had been hoped for at the beginning of the year, investors are becoming very reluctant to take risks. The market's very negative reaction to the announcement of the Vivendi-Seagram merger illustrates this point. One of the dominant characteristics of this financial operation is to lower future expectations of Vivendi's earnings prospects, which is exactly the opposite of what the market is looking for at the moment. This risk aversion is also seen in the persistent trouble encountered by new-economy companies in terms of developing investor interest in increases in capital or new IPOs.

In other words, we believe the market will remain turbulent and volatile during the third quarter and that during the fourth quarter of this year, 2001 prospects will be decided in terms of price trends. Right now, there is every reason to turn bullish again with regard to how the French market will perform.


                [PIE CHART- PORTFOLIO BREAKDOWN AT JUNE 30, 2000
                        (AS A PERCENTAGE OF NET ASSETS)]

        Capital Goods 25.0%                              25.00%
        Automobiles/Autopart Suppliers 2.0%               2.00%
        Consumer Goods 8.0%                               8.00%
        Food & Beverage 2.0%                              2.00%
        Retail 11.0%                                     11.00%
        Services 19.0%                                   19.00%
        Diversified Holdings 1.0%                            1%
        Financial Services 12.0%                            12%
        Other Assets Less Liabilities 7.0%                7.00%
        Energy 10.0%                                     10.00%
        Basic Products 1.0%                               1.00%
        Construction 2.0%                                 2.00%

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------


                              FRENCH MARKET RATIOS



                                                      --------------------
                                                          Current Level
                                                       Based on Consensus
     SBF 120 INDEX                                          Estimates
     ---------------------------------------------------------------------
     Price Earning Ratio - 2000 (Estimate)                   27.20x
     ---------------------------------------------------------------------
     Price Earning Ratio - 2001 (Estimate)                   23.20x
     ---------------------------------------------------------------------
     Price/Book Value - 2000                                  3.77%
     ---------------------------------------------------------------------
     Global Yield - 2000                                      1.80%
     ---------------------------------------------------------------------
     10 Year Bond Yield                                       5.37%
     ---------------------------------------------------------------------
     Short-Term Rate (3 Months)                               4.38%
     ---------------------------------------------------------------------


We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund.

Sincerely,



/s/ Bernard Chauvel                         /s/ Jean A. Arvis

Bernard Chauvel                             Jean A. Arvis
President                                   Chairman of the Board
The France Growth Fund, Inc.                The France Growth Fund, Inc.

August 11, 2000

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
FRENCH EQUITIES -- 93.32%
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
AUTOMOBILES/AUTOPART SUPPLIERS -- 2.34%
   14,920  Peugeot SA............................................. $  2,987,529
   47,270  Renault SA.............................................    2,143,400
   16,280  Valeo..................................................      868,466
                                                                   ------------
                                                                      5,999,395
                                                                   ------------

BASIC PRODUCTS -- 0.76%
    9,020  Air Liquide............................................    1,173,729
   45,680  Rhodia SA..............................................      765,860
                                                                   ------------
                                                                      1,939,589
                                                                   ------------
CAPITAL GOODS -- 25.45%
    6,553  A Novo (b).............................................    1,610,536
  238,495  Alcatel (a)............................................   15,607,976
   10,400  Avenir Telecom (b).....................................    2,080,478
   35,174  Equant (b).............................................    1,426,047
  159,877  France Telecom SA......................................   22,296,549
   14,157  Legrand................................................    3,169,200
    2,550  Sagem SA...............................................    2,982,972
   28,255  Schneider Electric SA..................................    1,964,847
  143,005  STMicroelectronics (b).................................    8,990,953
   80,570  Thomson Multimedia (b).................................    5,203,717
                                                                   ------------
                                                                     65,333,275
                                                                   ------------
CONSTRUCTION -- 2.53%
    5,970  Bouygues...............................................    3,980,915
    7,507  Compagnie de Saint-Gobain (a)..........................    1,012,605
   12,497  Lafarge SA.............................................      969,038
    2,776  Lafarge SA Warrants expiring 03/20/01 (b)..............        9,255
   10,575  Lapeyre................................................      533,908
                                                                   ------------
                                                                      6,505,721
                                                                   ------------
CONSUMER GOODS -- 7.94%
  154,088  Aventis SA (a).........................................   11,221,654
   18,895  Clarins................................................    1,942,133
    7,475  Essilor International..................................    2,137,630
    8,200  Hermes International...................................    1,105,302
   42,470  Neopost SA (b).........................................    1,373,512
   54,875  Sanofi Synthelabo......................................    2,608,469
                                                                   ------------
                                                                     20,388,700
                                                                   ------------
 Shares                                                               Value
---------                                                          ------------
DIVERSIFIED HOLDINGS -- 0.53%
   18,010  Lagardere SCA.......................................... $  1,372,506
                                                                   ------------
ENERGY -- 9.60%
   15,094  Geophysique Cie Generale (b)...........................    1,026,628
  154,389  Total Fina SA (a)......................................   23,619,596
                                                                   ------------
                                                                     24,646,224
                                                                   ------------
FINANCIAL SERVICES -- 11.99%
   67,165  AXA SA (a).............................................   10,556,928
   75,257  Banque Nationale de Paris..............................    7,226,334
  103,427  Credit Lyonnais SA.....................................    4,906,523
   26,995  Dexia..................................................    3,973,035
    9,501  Dexia Strip VVPR.......................................          453
   50,000  Fimatex (b)............................................      739,218
   56,240  Societe Generale.......................................    3,375,176
                                                                   ------------
                                                                     30,777,667
                                                                   ------------
FOOD & BEVERAGE -- 2.24%
   13,959  LVMH (a)...............................................    5,743,123
                                                                   ------------
RETAIL -- 10.85%
  150,248  Carrefour Supermarche (a)..............................   10,247,839
   69,345  Casino Guichard Perrachon et Cie.......................    6,407,631
    8,090  Castorama Dubois Investisment..........................    1,995,992
   30,855  Pinault Printemps
             Redoute SA...........................................    6,839,628
   30,660  Rexel SA...............................................    2,351,141
                                                                   ------------
                                                                     27,842,231
                                                                   ------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
FRENCH EQUITIES -- (concluded)
------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
SERVICES -- 19.09%
   35,555  Accor.................................................. $  1,454,026
    6,050  Altran Technologies SA.................................    1,182,038
   23,138  Canal Plus.............................................    3,879,262
   30,454  Cap Gemini SA..........................................    5,352,434
   14,580  Club Mediterranee......................................    1,970,836
   40,000  Consodata SA (b).......................................    1,379,365
   35,135  Dassault Systemes SA...................................    3,269,980
   32,800  FI Systems (b).........................................    1,315,426
   39,300  Ilog SA (b)............................................    1,583,593
   79,611  Infogrames Entertainment (b)...........................    2,024,860
   14,505  Ipsos (b)..............................................    1,519,921
   43,150  Television Francaise 1 (TF1)...........................    3,000,642
   14,150  Sodexho Alliance SA....................................    2,561,065
   40,130  Suez-Lyonnaise des Eaux SA.............................    7,014,808
   47,560  UBI Soft Entertainment SA (b)..........................    1,816,757
      865  UBI Soft Entertainment SA Warrants expiring
             11/02/02 (b).........................................       30,900
  109,402  Vivendi SA (a).........................................    9,634,801
                                                                   ------------
                                                                     48,990,714
                                                                   ------------
TOTAL FRENCH EQUITIES
  (cost -- $182,001,755)..........................................  239,539,145
                                                                   ------------

TIME DEPOSIT -- 0.06%
------------------------------------------------------

Principal
 Amount                                                               Value
---------                                                          ------------
 $145,000  Brown Brothers Harriman & Co.
             Grand Cayman, 5.50% (c)
             (cost -- $145,000)................................... $    145,000
                                                                   ------------
TOTAL INVESTMENTS
  (cost -- $182,146,755) -- 93.38%................................  239,684,145
OTHER ASSETS LESS LIABILITIES -- 6.62%............................   16,987,019
                                                                   ------------
NET ASSETS (applicable to 15,220,000 shares; equivalent to $16.86 per share) --  100.00%.......................................... $256,671,164
                                                                   ============

------------

(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $26,233,101 at June 30, 2000.
(b) Non-income producing security.
(c) Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on June 30, 2000.

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$182,146,755)...... $239,684,145
    Cash (including euros at affiliates of $17,175,933 with a cost
     of $17,182,927)..............................................   17,178,409
    Receivable for investments sold...............................    2,046,706
    Receivable for avoir fiscal...................................    1,125,926
    Dividends receivable..........................................      162,007
    Prepaid expenses and other assets.............................      235,228
                                                                   ------------
        Total assets..............................................  260,432,421
                                                                   ------------
LIABILITIES:
    Payable for investments purchased.............................    3,028,744
    Payable for variation margin on futures contracts.............      163,922
    Advisory fee payable..........................................      157,378
    Administration fee payable....................................       21,997
    Accrued expenses..............................................      389,216
                                                                   ------------
        Total liabilities.........................................    3,761,257
                                                                   ------------
NET ASSETS:
    Common stock, $0.01 par value; 15,345,333 shares issued and
     15,220,000 shares outstanding (100,000,000 shares
     authorized)..................................................      152,200
    Additional paid-in capital....................................  161,433,097
    Accumulated net investment loss...............................      (29,641)
    Accumulated net realized gain.................................   37,790,939
    Net unrealized appreciation of investments, futures contracts
     and other assets and liabilities denominated in euros........   57,324,569
                                                                   ------------
        Net assets applicable to shares outstanding............... $256,671,164
                                                                   ============
NET ASSET VALUE PER SHARE.........................................       $16.86
                                                                         ======

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $721,543 of avoir fiscal (net
     of French withholding taxes of $395,891).......... $2,180,394
    Interest...........................................     17,256  $ 2,197,650
                                                        ----------  -----------
EXPENSES:
    Advisory fees......................................  1,132,187
    Custodian and accounting fees......................    235,596
    Audit and legal fees...............................    153,068
    Administration fees................................    138,082
    Directors' fees and expenses.......................    114,660
    Reports to shareholders............................     65,606
    Shareholder meetings and relations expense.........     39,993
    Insurance expense..................................     17,770
    Transfer agent fees................................     14,583
    New York Stock Exchange listing fee................     12,130
    Other expenses.....................................      8,838
                                                        ----------
    Total expenses.....................................  1,932,513
    Less: fees waived by Investment Adviser............   (161,422)
                                                        ----------
    Net expenses.......................................               1,771,091
                                                                    -----------
    Net investment income..............................                 426,559
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain on:
      Investments......................................              40,584,356
      Futures contracts................................                 284,749
      Foreign currency transactions....................                 800,296
    Net change in unrealized appreciation/depreciation
     of:
      Investments......................................             (44,738,932)
      Futures contracts................................                (207,425)
      Other assets and liabilities denominated in
       euros...........................................                 (14,982)
                                                                    -----------
    Net realized and unrealized loss on investments,
      futures contracts and foreign currency
     transactions......................................              (3,291,938)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM INVESTMENT
  OPERATIONS...........................................             $(2,865,379)
                                                                    ===========

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             FOR THE
                                           SIX MONTHS
                                              ENDED         FOR THE YEAR
                                          JUNE 30, 2000         ENDED
                                           (UNAUDITED)     DECEMBER 31, 1999
                                          -------------    -----------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
    Net investment income..............   $    426,559       $     177,483
    Net realized gain on investments,
      futures contracts and foreign
      currency transactions............     41,669,401          58,920,578
    Net change in unrealized
      appreciation/depreciation of
      investments, futures contracts
      and other assets and liabilities
      denominated in euros.............    (44,961,339)         25,284,930
                                          ------------       -------------
    Total income (loss) from investment
      operations.......................     (2,865,379)         84,382,991
                                          ------------       -------------
DIVIDENDS AND DISTRIBUTIONS:
    From net investment income.........             --             (38,784)
    From net realized gain on
      investments......................    (16,621,584)        (58,225,331)
                                          ------------       -------------
    Total dividends and
      distributions....................    (16,621,584)        (58,264,115)
                                          ------------       -------------
CAPITAL STOCK TRANSACTIONS:
    Cost of shares repurchased.........       (866,275)           (970,167)
                                          ------------       -------------
    Net increase (decrease) in net
      assets...........................    (20,353,238)         25,148,709
NET ASSETS:
    Beginning of period................    277,024,402         251,875,693
                                          ------------       -------------
    End of period......................   $256,671,164       $ 277,024,402
                                          ============       =============

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Banque Indosuez, an affiliate of the Investment Adviser of the Fund as well as the subcustodian for the Fund's assets in France, of 9,000 shares of common stock for $100,440.

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at June 30, 2000. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

French Withholding Tax--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend, equal to 34% of the dividend amount (40% tax rate less 15% withholding on such tax). The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

Futures Contracts--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

During the six months ended June 30, 2000, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At June 30, 2000, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $26,233,101:

                                                EUR
                                              COST ON                        U.S.$
   NUMBER OF                   EXPIRATION   ORIGINATION      EUR VALUE       VALUE      UNREALIZED
   CONTRACTS         TYPE         DATE          DATE          6/30/00       6/30/00    DEPRECIATION
---------------  ------------  ----------  --------------  --------------  ----------  ------------
Long positions:
      218        CAC 40 Index    7/31/00   EUR 14,272,319  EUR 14,100,240  $13,431,358 $   (163,922)
                                                                                       ============

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option and the losses realized could be unlimited. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value. The Fund did not purchase nor write any options during the six months ended June 30, 2000.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gain. To the extent they exceed net

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)
--------------------------------------------------------------------------------

investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

On June 29, 2000, the Board of Directors declared a long-term capital gain distribution of $1.0878 per share. The distribution was paid on July 14, 2000, to shareholders of record on July 10, 2000.

INVESTMENT ADVISER AND ADMINISTRATOR

Indocam International Investment Services, the Investment Adviser, has an Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the six months ended June 30, 2000, the Investment Adviser voluntarily waived $161,422 of its fees.

Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million, subject to minimum fee of $150,000.

TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2000, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu and Carr Futures SNC--received $33,439 and $805, respectively, in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. In addition, Credit Agricole Indosuez earned fees of approximately $28,844 in its capacity as subcustodian for the Fund of which approximately $13,466 was unpaid at June 30, 2000. At June 30, 2000, the Fund had $16,087,018 and $1,088,915 at Credit Agricole Indosuez and Carr Futures SNC (on deposit for open futures contracts), respectively.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost for financial statement purposes. Accordingly, net unrealized appreciation of investments of $57,537,390 was composed of gross appreciation of $64,893,717 for those investments having an excess of value over cost and gross depreciation of $7,356,327 for those investments having an excess of cost over value.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (concluded)
--------------------------------------------------------------------------------

For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $121,083,473 and $150,674,836, respectively.

CAPITAL STOCK

There were 15,280,000 shares of $0.01 par value capital stock outstanding as of December 31, 1999. For the six months ended June 30, 2000, the Fund repurchased 60,000 shares of its common stock on the open market at a total cost of $866,275 including brokerage commissions. These shares were repurchased at an average market price per share of $14.38 (before commissions) and a weighted average discount from net asset value of 13.88%.

For the period November 22, 1999 (commencement of repurchase program) through June 30, 2000, the Fund repurchased 125,333 shares of its common stock on the open market at a total cost of $1,836,442 including brokerage commissions. These shares were repurchased at an average market price per share of $14.59 (before commissions) and a weighted average discount from net asset value of 15.01%.

These shares were repurchased pursuant to the Fund's stock repurchase program approved by the Fund's Board of Directors authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period is presented below:

                                                FOR THE
                                              SIX MONTHS
                                                 ENDED                        FOR THE YEARS ENDED DECEMBER 31,
                                             JUNE 30, 2000       -----------------------------------------------------------
                                              (UNAUDITED)          1999           1998        1997        1996        1995
                                             -------------       --------       --------    --------    --------    --------
Net asset value, beginning of period.......       $18.13           $16.41         $13.12      $13.37      $11.60      $10.97
                                               ---------         --------       --------    --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income......................         0.03             0.01           0.06        0.09        0.11        0.37
Net realized and unrealized gain (loss) on
  investments, futures contracts and
  foreign currency transactions............        (0.22)            5.50           5.26        1.49        2.53        1.06
                                               ---------         --------       --------    --------    --------    --------
    Total income (loss) from investment
    operations.............................        (0.19)            5.51           5.32        1.58        2.64        1.43
                                               ---------         --------       --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income.................           --            (0.00)(a)         --       (0.02)      (0.08)      (0.40)
In excess of net investment income.........           --               --             --       (0.03)      (0.00)(b)    (0.01)
From net realized gain on investments......        (1.09)           (3.80)         (2.03)      (1.78)      (0.79)      (0.39)
                                               ---------         --------       --------    --------    --------    --------
    Total dividends and distributions......        (1.09)           (3.80)         (2.03)      (1.83)      (0.87)      (0.80)
                                               ---------         --------       --------    --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of shares
  repurchased..............................         0.01             0.01             --          --          --          --
                                               ---------         --------       --------    --------    --------    --------
Net asset value, end of period.............       $16.86           $18.13         $16.41      $13.12      $13.37      $11.60
                                               =========         ========       ========    ========    ========    ========
Market value, end of period................       $15.00           $15.31         $13.63      $10.50      $10.38       $9.88
                                               =========         ========       ========    ========    ========    ========
TOTAL INVESTMENT RETURN: (c) ..............         5.56%           45.93%         48.20%      19.33%      13.91%      16.62%
                                               =========         ========       ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....     $256,671         $277,024       $251,876    $201,277    $205,123    $178,080
Ratio of expenses to average net assets....         1.31%(d)(e)      1.33%(d)       1.38%(d)     1.48%      1.54%       1.58%
Ratio of net investment income to average
  net assets...............................         0.32%(d)(e)      0.07%(d)       0.38%(d)     0.64%      0.84%       3.07%
Portfolio turnover.........................           46%              48%            47%         80%         83%         49%

------------------

(a) Dividend equal to $0.0025 per share.

(b) Dividend equal to $0.0039 per share.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Total investment return for a period of less than one year is not annualized.

(d) The Investment Adviser waived a portion of its fees during the six months ended June 30, 2000 and for the years ended December 31, 1999 and December 31, 1998. If such waiver had not been made, the ratio of expenses to average net assets would have been 1.43%, 1.46% and 1.46%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.20%, (0.06)% and 0.30%, respectively.

(e) Annualized.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

    This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

    Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.